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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported): FEBRUARY 13, 1997
                                                  -----------------
(JANUARY  21, 1997)
-------------------




                                 CHEMPOWER, INC.
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)




       Ohio                       0-17575                  34-1481970
       ----                       -------                  ----------
(State or Other              (Commission File            (IRS Employer
Jurisdiction of               Number)                    Identification No.)
Incorporation)




807 East Turkeyfoot Lake Road, Akron, Ohio                   44319
------------------------------------------                   -----
(Address of Principal Executive Officers)                  (Zip Code)



Registrant's telephone number, including area code:  (330) 896-4202
                                                    ----------------


Former Name or Former Address, if Changed Since Last Report:  N/A
                                                              ---




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ITEM 5.  OTHER EVENTS

On January 21, 1997, Chempower, Inc. ("Chempower") issued a press release announcing that it has reached an agreement with American Eco Corporation ("American Eco") to extend the outside date by which the merger of a subsidiary of American Eco with and into Chempower must be consummated. Pursuant to the Agreement and Plan of Merger by and among American Eco, Sub Acquisition Corp., and Chempower, dated September 10, 1996 (the "Merger Agreement"), either party had the right to terminate the agreement if the merger was not consummated by January 31, 1997. Pursuant to the agreement announced on January 21, 1997, both parties will waive that termination right until February 28, 1997. Chempower will have the right, however, to terminate the Merger Agreement after February 15, 1997 if American Eco has not secured financing for the transaction by that date.

The agreement announced on January 21st also provides that if Chempower terminates the Merger Agreement after February 15th because American Eco does not secure financing, American Eco will be obligated to pay Chempower's expenses in connection with the transaction plus a $1,000,000 termination fee.

Finally, Toomas J. Kukk, Chairman, President and CEO of Chempower, and Ernest M. Rochester, Vice Chairman and Secretary, and members of their immediate families, who together own approximately 56% of Chempower's outstanding shares, have also agreed to permit American Eco to defer the payment to them of a portion of the merger consideration of $6.20 per share for up to one year in order to facilitate the securing of financing arrangements for this transaction by American Eco.

A copy of the full text of the January 21st press release is filed as an exhibit hereto and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
                  EXHIBITS

The following are filed as exhibits to this Form 8-K Current Report:

         (a)      Press Release issued by Chempower on January 21, 1997

         (b) Letter Agreement between American Eco, Sub Acquisition Corp., and Chempower, dated January 15, 1997





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHEMPOWER, INC.


Date:  February 13, 1996                   By:/s/Robert E. Rohr
                                              ---------------------------
                                              Robert E. Rohr
                                              Vice President of Finance and
                                              Treasurer (on behalf of the
                                              Registrant and as Principal
                                              Financial Officer)


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                                  EXHIBIT INDEX


Exhibit
Number              Exhibit Description
------              -------------------

99.1                Press Release issued by Chempower, Inc. on
                    January 21, 1997

99.2                Letter Agreement between American Eco
                    Corporation, Sub Acquisition Corp., and
                    Chempower, Inc., dated January 15, 1997